Redeemable Convertible and Convertible Preferred Shares and Stockholders' Equity (Deficit) prior to Reorganization	12 Months Ended
Dec. 31, 2019
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Redeemable Convertible and Convertible Preferred Shares and Stockholders' Equity (Deficit) prior to Reorganization

Note 10—Redeemable Convertible and Convertible Preferred Shares and Stockholders’ Equity (Deficit) prior to Reorganization

Redeemable Convertible and Convertible Preferred Shares

Prior to January 1, 2018, the Company issued 2,304,815 of Series A convertible preferred shares (the “Series A Preferred Shares”), 23,711,925 Series B redeemable convertible preferred shares (the “Series B Preferred Shares”) and 6,357,260 Series C1 redeemable convertible preferred shares (the “Series C1 Preferred Shares”) (collectively, the “Preferred Shares”) for gross proceeds of $5.5 million, $28.5 million and $10.0 million, respectively.

As of December 31, 2018, the Company’s Series A Preferred Shares were classified in stockholders’ equity (deficit) as the shares did not have redemption features that were not solely within control of the Company. The Series A Preferred Shares were recorded at their initial fair value, equal to the original issuance price, less issuance costs, and were not subsequently remeasured.

The Company’s Series B and Series C1 Preferred Shares are classified outside of stockholders’ equity (deficit) because the shares contain redemption features that are at the option of the holder. Accordingly, the Company has recorded the Series B and Series C1 Preferred Shares upon issuance at their respective fair value, less issuance costs, and any changes in redemption value are recognized immediately as they occur through adjustments to the carrying amounts of the instruments at the end of each reporting period. The Company accretes the Series B and Series C1 Preferred Shares to their redemption value at the end of each reporting period. As of December 31, 2018, the Preferred Shares consisted of the following (in thousands, except share data):

	PREFERRED SHARES AUTHORIZED	PREFERRED SHARES ISSUED AND OUTSTANDING	CARRYING VALUE	LIQUIDATION PREFERENCE	COMMON 1 SHARES ISSUABLE UPON CONVERSION
Series A	2,444,815	2,304,815	$5,550	$9,358	768,195
Series B	24,011,924	23,711,925	56,453	56,453	5,543,400
Series C1	6,452,619	6,357,260	10,000	10,000	1,486,210

	32,909,358	32,374,000	$72,003	$75,811	7,797,805

In March 2019, the Company issued 95,359 Series C1 Preferred Shares in connection with the exercise of a Series C1 preferred warrant by one of its investors. The warrant was exercised at a price per share of $1.573 for proceeds of $0.2 million.

In March 2019, the Company approved a one-time cash distribution in the amount of $44.0 million to the shareholders of the Company. The first $10.2 million was distributed to the holders of the Series C1 Preferred Shares, consistent with the rights of the holders Series C1 Preferred Shares outlined below, while the remaining funds were distributed to the holders of the Series A and Series B Preferred Shares, pro rata, with amounts first applied to the unpaid preferred returns and then to the contribution account balances. In addition, as a result of the $44.0 million distribution, the Company was obligated to pay a one-time tax distribution of $1.3 and $0.1 million to certain holders of Common 1 and vested Enterprise.1 Incentive Shares, respectively as required by the terms of the Fifth Amended and Restated Limited Liability Company Agreement, as amended (the “LLC Agreement”). The Company paid the tax distribution to the respective holders in September 2019. As a result of the payment of the full liquidation preference in conjunction with the March 2019 distribution, the outstanding Series C1 Preferred Shares were reclassified from temporary equity to stockholders’ equity (deficit) because these shares have no liquidation preference. This reclassification is presented in the consolidated statements of redeemable convertible and convertible preferred stock and stockholders’ equity (deficit) with the effect of the Reorganization (see Note 11).

Pursuant to the LLC Agreement, the rights, preferences and privileges of the holders of the Preferred Shares at December 31, 2018 were as follows:

Voting

The holders of the Preferred Shares were entitled to vote on all matters submitted for a vote and had the right to vote the number of shares equal to the number of shares of Common 1 shares into which such Preferred Shares could convert on the record date for determination of holders entitled to vote.

Approval of the majority of the holders of Series B and Series C1 Preferred Shares was required to: (i) amend, alter or repeal any portion of the Company’s organizational documents; (ii) create, or authorize the creation of any shares senior to or at parity with the Series C1 Preferred Shares; (iii) alter, or amend any existing share if such amendment would render such other share senior to or on a parity with either the Series B Preferred Shares or Series C1 Preferred Shares; (iv) liquidate, dissolve, or wind-up the business and affairs of the Company, effect a merger or consolidation or any other deemed liquidation event; (v) effect the sale of any material portion of the assets or equity held by the Company; (vi) authorize, declare or pay any distribution on any shares; (vii) incur any indebtedness in excess of $1.0 million that was not approved by the board of directors; (viii) purchase or redeem any shares other than the repurchase of Common 1 shares in connection with the registration or termination of any employee or consultant and the redemption of Preferred Shares; (ix) increase or decrease the authorized number of directors constituting the board of directors; (x) increase the authorized number of Common 1 shares or Preferred Shares; (xi) appoint or remove the CEO unless such appointment or removal was approved by all members of the board of directors; (xii) enter into a related party transaction; (xiii) permit a subsidiary to be other than wholly-owned; (xiv) consummate a public offering other than a qualified public offering; (xv) acquire the property, assets or equity securities of a third party; (xvi) hire or employ any family member or affiliate of any officers or directors; (xvii) amend, alter or repeal the LLC Agreement in a manner adverse to either the Series B or Series C1 Preferred Shares; or (xviii) effect a conversion to a corporation.

Preferred Return

The holders of the Series A and Series B Preferred Shares were entitled to receive a preferred return in preference to any return on Common 1 shares at the rate of 5% and 8% per share, respectively, per annum compounded annually. The preferred return was payable only when, as, and if declared by the board of directors or upon redemption of Series B Preferred Shares or upon liquidation of Series A and Series B Preferred Shares. Through December 31, 2018, no preferred return had been declared or paid by the Company. The holders of the Series C1 Preferred Shares were not entitled to receive a preferred return.

The total cumulative preferred return in arrears for the holders of Series A and Series B Preferred Shares as of December 31, 2018 was $3.8 million and $28.0 million, respectively, the majority of which was paid with the March 2019 distribution.

Conversion

Each share of Preferred Shares was convertible into Common 1 shares at the option of the holder any time after the date of issuance. In addition, the Preferred Shares would automatically be converted into Common 1 shares, at the applicable conversion ratio of each series, then in effect, upon either a majority vote by holders of Series B and Series C1 Preferred Shares, voting as a separate class, or upon a qualified public offering, defined as a firm commitment underwritten public offering at a pre-offering valuation of the Company representing a per share price for Series B Preferred Shares equal to $51.33 or more with gross offering proceeds of $65.0 million or more.

The conversion ratio for each series of Preferred Shares was determined by dividing the original issuance price by the conversion price, each subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization and other adjustments as set forth in the Company’s LLC Agreement. As of December 31, 2018, the original issuance price and conversion price for each class of Preferred Shares was as follows:

	ORIGINAL ISSUANCE PRICE	CONVERSION PRICE
Series A	$2.408	$7.2247
Series B	$1.200	$5.1330
Series C1	$1.573	$6.7285

No adjustment in the Series A, Series B or Series C1 Preferred Shares conversion price was to be made as the result of the issuance or deemed issuance of additional Common 1 shares without written consent from the holders of at least 60% of the outstanding Series B Preferred Shares and 60% of the outstanding Series C1 Preferred Shares.

Redemption

The holders of at least 60% of the outstanding Series C1 Preferred Shares voting together were entitled, by written request delivered anytime on or after December 31, 2018, to require the Company to redeem the Series C1 Preferred Shares by paying in cash a sum equal to (i) outstanding Series C1 contribution account balance (initially equal to the outstanding Series C1 Preferred Shares times the original issuance price) and (ii) the amount of any additional distributions declared but unpaid. If the Company did not have sufficient funds legally available to redeem all Series C1 Preferred Shares to be redeemed at a redemption date, then the Company would redeem such shares ratably to the extent possible and redeem the remaining shares as soon as sufficient funds were legally available.

The holders of at least 60% of the outstanding Series B Preferred Shares voting together was entitled, by written request delivered anytime on or after the later of (i) December 31, 2018 and (ii) the date upon which Series C1 Preferred Shares were redeemed, to require the Company to redeem the Series B Preferred Shares by paying in cash a sum equal to (i) the outstanding Series B contribution account balance (initially equal to the outstanding Series B Preferred Shares times the original issuance price), (ii) the Series B unpaid preferred return, (iii) the amount of any additional distributions declared but unpaid. If the Company did not have sufficient funds legally available to redeem all Series B Preferred Shares to be redeemed at a redemption date, then the Company would redeem such shares ratably to the extent possible and redeem the remaining shares as soon as sufficient funds were legally available. Redemption of Series B Preferred Shares could not take place until the Series C1 Preferred Shares were fully redeemed.

Distribution and Liquidation

Holders of Preferred Shares were entitled to receive distributions of cash flow or dividends if, when, and as declared by the board of directors, or in the event of a liquidation, dissolution or winding up of the Company, including a deemed liquidation. A deemed liquidation event was defined as a merger of the Company or the sale, lease, transfer, or other disposition of substantially all the assets of the Company. Such distributions were to be payable in the following order:

(1)	first, to the holders of Series C1 Preferred Shares, an amount that equaled the contribution account balances;

(2)	next, to the holders of Series A and Series B Preferred Shares, with amounts first applied to the unpaid preferred return and then to the contribution account balances; and

(3)

finally, to the holders of (i) Preferred Shares; (ii) Common 1 shares and (iii) enterprise incentive shares, pro rata, according to the aggregate number of shares held, treating all Preferred Shares as if they had been converted to Common 1 shares immediately prior to the distribution; provided however, that the distributions to the holders of the enterprise incentive shares would be subject to the enterprise incentive share thresholds (see Note 13).

Common 1 Shares

As of December 31, 2018, the Company’s LLC Agreement authorized the Company to issue 45,006,679 Common 1 shares.

Pursuant to the LLC Agreement, the voting, dividend and liquidation rights of the holders of Common 1 shares were subject to and qualified by the rights, powers and preferences of the holders of Preferred Shares. The Common 1 shares had the following characteristics:

Voting

Holders of Common 1 shares were entitled to one vote per share held on all matters except in cases where a majority of Preferred Shares is required.

Dividends

The holders of Common 1 shares were entitled to receive dividends whenever funds were legally available and when declared by the board of directors, subject to the preferential rights of holders of classes of shares outstanding to which Common 1 shares were subordinate.

Distribution and Liquidation

After preference payments had been made to Preferred Shares, the remaining available assets were to be distributed to Common 1 shares, along with the Preferred Shares, on an as-converted basis, and enterprise incentive shares, subject to the enterprise incentive share thresholds (see Note 13).

Common 1 Shares Reserved for Future Issuances

As of December 31, 2018, the Company had reserved Common 1 shares for the conversion of outstanding Preferred Shares, warrants to purchase Preferred Shares, warrants to purchase Common 1 shares and for future issuance under the 2012 Equity Incentive Plan, as Amended and Restated, as follows:

SHARES RESERVED
For Series A Preferred Shares outstanding	768,195
For Series B Preferred Shares outstanding	5,543,400
For future issuances of Series B Preferred Shares pursuant to warrants to purchase Series B Preferred Shares	70,133
For Series C1 Preferred Shares outstanding	1,486,210
For future issuances of Series C1 Preferred Shares pursuant to warrant to purchase Series C1 Preferred Shares	22,293
For future issuances of Common 1 shares pursuant to warrants to purchase Common 1 shares	594,482

8,484,713

Equity-Classified Warrants

During 2008, the Company issued one warrant to purchase 140,000 Series A Preferred Shares (the “Series A Preferred Warrant”), which in May 2018, expired unexercised.

In April 2013, the Company, issued to the holders of the Series C1 Preferred Shares warrants exercisable for 594,482 Common 1 shares at an exercise price of $0.04 per share (the “Common 1 Warrants”). The warrants are exercisable at any time and expire in August 2020. The fair value of the Common 1 Warrants was estimated to be $1.6 million on the issuance date and represented a preferred share discount. As of December 31, 2018, the Common 1 Warrants to purchase 594,482 Common 1 shares remained outstanding.